UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 2, 2013, Entravision Communications Corporation (the “Company”) issued a press release announcing its results of operations for the three-month period ended March 31, 2013. A copy of that press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 2, 2013, Entravision Communications Corporation (the “Company”) announced its intention to seek a new secured bank credit facility (the “New Facility”). The Company currently anticipates that the proceeds of any New Facility would be used to: (i) refinance and terminate all of its outstanding obligations under its existing secured bank credit facility; (ii) redeem in full and terminate all of its outstanding obligations under the Company’s 8.75% Senior Notes due 2017 (the “Senior Notes”), and (iii) pay any fees and expenses in connection therewith. The Company currently intends to seek the New Facility in May 2013. The Company has not entered into any agreement for the New Facility, or any similar agreement. There can be no assurance that the Company will enter into a New Facility, or any similar agreement, on terms that are favorable to the Company, or at all.

A copy of the related press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

This report contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts, including, without limitation, statements regarding the intention to seek a New Facility in May 2013, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to, impacts of the global recession and tight credit markets; and other risks described under the caption “Risk Factors” in our Annual Report on Form 10-K for the period ended December 31, 2012. The Company assumes no obligation, and disclaims any duty, to update the forward-looking statements in this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by Entravision Communications Corporation on May 2, 2013.
99.2	Press release issued by Entravision Communications Corporation on May 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: May 2, 2013	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Entravision Communications Corporation on May 2, 2013.

99.2	Press release issued by Entravision Communications Corporation on May 2, 2013.